Supplement Dated October 1, 2012 To The Prospectus Dated May 1, 2012

For The Pacific Journey Variable Annuity Contract Issued By Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in the Prospectus unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Contract Owner.

This supplement must be preceded or accompanied by the Prospectus dated May 1, 2012, as supplemented.

The purpose of this supplement is to modify the annual charges for certain optional living benefit riders and to add additional Investment Options.

For Income Access and Guaranteed Protection Advantage 3 optional living benefit riders with a Rider Effective Date on or after October 1, 2012, all references in the Prospectus to the current/annual charge percentage and the maximum annual charge percentage will change to the following:

	Current/Annual Charge Percentage	Maximum Annual Charge Percentage
Income Access	1.10%	1.75%
Guaranteed Protection Advantage 3 (GPA 3)	1.30%	1.75%

If you purchased the above referenced riders and your Rider Effective Date is before October 1, 2012, the rider charge percentage changes do not apply to you.

Effective October 1, 2012, all references in the Prospectus to the current/annual charge percentage for the following optional living benefit riders will change to the following:

Current/Annual Charge Percentage
CoreIncome Advantage Plus (Single)	0.40%
CoreIncome Advantage Plus (Joint)	0.60%
CoreIncome Advantage 5 Plus (Single)	0.80%
CoreIncome Advantage 5 Plus (Joint)	1.00%
CoreIncome Advantage	0.40%
CoreProtect Advantage	1.00%

If you purchased one of the above referenced riders and your Rider Effective Date is before October 1, 2012, the new percentage will not apply unless a Reset occurs as disclosed in your Prospectus. The Maximum Annual Charge Percentage is not changing for any of the optional riders listed above. Please see the CHARGES, FEES AND DEDUCTIONS – Optional Rider Charges section and the OPTIONAL LIVING BENEFIT RIDERS section in the Prospectus for complete information.

On or about October 1, 2012, the following Investment Options will be available:

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER
Global Absolute Return	Seeks to provide total return.	Eaton Vance Management
Currency Strategies	Seeks to provide total return.	UBS Global Asset Management (Americas) Inc.
Precious Metals	Seeks long-term growth of capital.	Wells Capital Management Incorporated

Only 2 transfers into or out of each Global Absolute Return, Currency Strategies, or Precious Metals Investment Option may occur in any calendar month.

For more information on the new Pacific Select Fund portfolios, including a discussion of the investment techniques, charges and expenses, and risks associated with each portfolio’s investments, see the Pacific Select Fund prospectus. You can obtain a Pacific Select Fund prospectus by contacting your financial advisor or online at www.PacificLife.com/PacificSelectFund.htm.

On or about January 1, 2013, the portfolio manager for the Pacific Select Fund Mid-Cap Equity Investment Option will be replaced with Scout Investments, Inc.